                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[X]     Soliciting Material Pursuant to Section 240.14a-12

                               CIDCO INCORPORATED

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)      Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:

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                                       1
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        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        5)      Total fee paid:

                ----------------------------------------------------------------


[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ----------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

        3)      Filing Party:

                ----------------------------------------------------------------

        4)      Date Filed:

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

Certain Participant Information (filed pursuant to Rule 14a-12)

Filed by CIDCO Incorporated (Commission File No.: 000-23296) pursuant to Rule 14a-12 of the Securities Exchange Act of 1934.

CERTAIN STATEMENTS MADE DURING THIS PRESENTATION WILL CONCERN MATTERS THAT ARE NOT HISTORICAL FACT AND ARE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS MADE DURING THIS PRESENTATION ARE MADE PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS REGARDING, AMONG OTHER MATTERS, CIDCO'S FUTURE FINANCIAL PERFORMANCE AND THE COMPLETION OF THE PROPOSED ACQUISITION OF CIDCO'S TELEPHONY BUSINESS (THE ASSET SALE) BY CIDCO COMMUNICATIONS, LLC.

FORWARD LOOKING STATEMENTS ADDRESS MATTERS WHICH ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES INCLUDING RISKS RELATING TO SATISFACTION OF CONDITIONS TO THE ASSET SALE, THE ABILITY OF CIDCO TO DEVELOP AND BRING TO MARKET NEW INTERNET APPLIANCE PRODUCTS, THE TIMING OF NEW PRODUCT RELEASES BY CIDCO'S COMPETITORS, AND OTHER COMPETITIVE FACTORS. REFERENCE IS MADE TO CIDCO'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FURTHER DISCUSSION OF RISKS AND UNCERTAINTIES REGARDING CIDCO'S BUSINESS.

CIDCO WILL BE FILING A PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CONCERNING THE ASSET SALE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE SEC). INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ASSET SALE. INVESTORS SHOULD READ THE PROXY STATEMENT BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

INVESTORS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC'S WEBSITE, www.sec.gov, AND AT THE SEC PUBLIC REFERENCE ROOMS IN WASHINGTON D.C., NEW YORK, NEW YORK, AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR MORE INFORMATION ON PUBLIC REFERENCE ROOMS. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY CIDCO MAY BE OBTAINED FREE OF CHARGE BY CONTACTING RICHARD D. KENT, CIDCO'S CHIEF FINANCIAL OFFICER, AT (408) 779-1162. CIDCO AND ITS DIRECTORS AND CERTAIN OF ITS EXECUTIVE OFFICERS MAY BE DEEMED, UNDER SEC RULES, TO BE SOLICITING PROXIES FROM CIDCO'S STOCKHOLDERS IN FAVOR OF THE PROPOSED ASSET SALE. INFORMATION REGARDING THE IDENTITY OF THESE PERSONS, AND THEIR INTERESTS IN THE SOLICITATION, IS SET FORTH IN A SCHEDULE 14A FILED WITH THE SEC ON SEPTEMBER 18, 2000, AND AVAILABLE FREE OF CHARGE AT THE SEC WEBSITE AND PUBLIC REFERENCE ROOMS, AND FROM THE CIDCO CONTACT NAMED ABOVE.

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


                                     CIDCO

                             MAKE IT YOUR INTERNET

                                     CIDCO

                             MAKE IT YOUR INTERNET

                      Forward Looking Statement Disclaimer

Before we begin, please note that this presentation may contain forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from historical or anticipated results. Forward-looking statements should be considered in light of the factors discussed from time-to-time in the Company's periodic public reports filed with the SEC, copies of which may be accessed through the SEC's World Wide Web site at http://www.sec.gov.

                                                                    [CIDCO LOGO]

                                 CIDCO Overview

-       Founded 1988 -- Nasdaq CDCO

-       $1999 Rev $160M - 200 employees

- Leader in network service appliances over 30 Million sold - 50% CID penetration

-       Sold Telco Division - Internet appliance focus

[TELMEX LOGO]  [AMERITECH LOGO]    [GTE LOGO]     [CINCINNATI BELL LOGO]

[SOUTHWESTERN BELL LOGO] [USWEST LOGO]  [BELL ATLANTIC LOGO]

[SPRINT LOGO]  [NTT LOGO]

                                                                    [CIDCO LOGO]

                        CIDCO Network Appliance Products

                                   [GRAPHIC]

                                                                    [CIDCO LOGO]

                                 Cidco Promise

Cidco offers innovative Internet appliance products and services that let consumers communicate and get information simply and affordably over the Internet in a way that suits their lifestyle.

Cidco gives residential consumers the most personal way to stay connected using the Internet.

                                                                    [CIDCO LOGO]

                             The Cidco Opportunity

- Large pent up demand for simplified, affordable access to e-mail
- Growing demand for simplified, affordable access to internet content and information
- Appliances, not PCs, will be the preferred hardware technology for this access
- Solid financial model - compelling customer offer blending minimal subsidization with a high margin monthly subscription

                                                                    [CIDCO LOGO]

                              TV Advertising Media

                            14 Networks - 1772 Spots

[CNN LOGO]     [AMC LOGO]     AMERICAN MOVIE CLASSICS     [TRAVEL CHANNEL LOGO]
                       GREAT MOVIES AND STORIES BEHIND THEM  [A&E LOGO]

[DISCOVERY CHANNEL LOGO] [ESPN LOGO]    [HGTV LOGO]          [FOOD NETWORK LOGO]

[TLC LOGO]     [MSNBC LOGO]    [THE WEATHER CHANNEL LOGO]    [LIFE TIME LOGO]

[HEADLINE NEWS LOGO]     [USA NETWORK LOGO]     [CIDCO Commercial LOGO]

                                                                    [CIDCO LOGO]

                          Retail Circular AD Schedule

ACCOUNT NAME        10/01/00   10/08/00   10/15/00   10/22/00   10/29/00   11/05/00   11/12/00   11/19/00   11/26/00
E-COMMERCE
Cidco Direct            16
Employee Purchase        -
E-COMMERCE TOTALS       16        -          -          -          -          -         -           -          -

RETAIL
America TV               -
ABC Warehouse            -
Bailio's                 -
Best Buy               278
BJ Wholesale             -
Circuit City             -
Columbia Photo           -
CompUSA                 65
Costco                   -
Datavision               -
Electronic Boutique      -
Fry's                   18
Good Guys               22
HH Gregg                15
K's Merchandise          -
Kmart                  222
Micro Center             -
Nebraska Furniture       -
Office Depot           261
Office Max               -
Radio Shack            372
RCS                      -
Sams                     -
Sears                    -
Staples                  -
Target                  84
Vann's                   -
Walmart                  -
Wolf's Camera            -

ACCOUNT NAME           12/03/00   12/10/00   12/17/00   12/24/00   12/31/00
E-COMMERCE
Cidco Direct
Employee Purchase
E-COMMERCE TOTALS         -           -        -           -          -

RETAIL
America TV
ABC Warehouse
Bailio's
Best Buy
BJ Wholesale
Circuit City
Columbia Photo
CompUSA
Costco
Datavision
Electronic Boutique
Fry's
Good Guys
HH Gregg
K's Merchandise
Kmart
Micro Center
Nebraska Furniture
Office Depot
Office Max
Radio Shack
RCS
Sams
Sears
Staples
Target
Vann's
Walmart
Wolf's Camera

                            $30 Carry Bag Promotion                [CIDCO LOGO]

                                Market Forecast

                                    [GRAPH]

         E-Mail & Web Terminals Projected to be Primary Hardware Device

                                                                    [CIDCO LOGO]

                       Consumer Internet Appliance Market

                           Over $5B per year industry

                1999         2000          2001           2002            2003              2004
hw          $16,000,000  $120,000,000  $500,000,000    $900,000,000   $1,400,000,000   $2,000,000,000
service     $14,400,000  $116,640,000  $524,304,000  $1,159,574,400   $2,113,035,840   $3,415,693,824

                                                                    [CIDCO LOGO]

                             CIDCO Financial Model

                 1999      2000      2001      2002      2003      2004
Subscribers     6,000   107,000    300,000   556,000   864,000  1,235,000
Profit (Loss)          ($23,412)  ($23,417)    ($318)  $22,220    $48,135

Note: This is an example of the Cidco Financial Model and does not predict future results.

                                                                    [CIDCO LOGO]

                               Future Directions

                                                                    [CIDCO LOGO]

                             Target Consumer Homes

Homes Not Online
Online Homes Primary Internet Users
NON-INTERNET HOMES INTERESTED IN INTERNET                   22,000,000
PC HOMES NOT ONLINE                                         13,000,000
ONLINE HOMES SECONDARY INTERNET USERS                       25,000,000


               CIDCO becomes the primary internet access devices

                                                                    [CIDCO LOGO]

                           MailStation Key Learnings

-       Integrated solution is beneficial

        -       Blend (subsidize) appliance & service pricing

        -       Provides true plug `n play solution

-       Single function entry products meet market needs

-       Market is still developing for browsing appliances

-       PC centric approaches overshoot the market

-       Profitable business model can be achieved

                                                                    [CIDCO LOGO]

                             Key to Market Success

                                   [GRAPHIC]

                                                                    [CIDCO LOGO]

                      Cidco is the E-Mail Appliance Leader

                         E-MAIL DEVICE SHIPMENTS - 1999

                                  [BAR GRAPH]

                        150,000 UNITS SHIPPED YTD - 2000

                                                                    [CIDCO LOGO]

                         Installed Base Target Research

GENDER
  Male                        25%
  Female                      75%

AGE
  65 & Older                  41%
  51-64                       30%
  31-50                       21%
  30 & Under                   8%

INCOME
  < $35,000                   46%
  $35,000-$49,000             22%
  $50,000-$74,999             14%
  > $75,000                   18%

EMAIL ACCESS
  No email access             43%
  Email access                57%

INTERNET HOUSEHOLDS
  Non-Internet household      69%
  Internet household          31%

                   ** Griggs Anderson Q2 Installed Base Survey

                                                                    [CIDCO LOGO]

                       MailStation Users Love the Product

HOW SATISFIED ARE YOU WITH MAILSTATION?

[PIE CHART]

OVER 85% VERY/EXTREMELY SATISFIED


HOW LIKELY ARE YOU TO RECOMMEND MAILSTATION TO SOMEONE ELSE?

[PIE CHART]

OVER 90% VERY/EXTREMELY LIKELY TO
RECOMMEND MAILSTATION TO SOMEONE ELSE


Extremely Satisfied
Very Satisfied
Somewhat  Satisfied
Satisfied
Somewhat Dissatisfied
Very Dissatisfied
Extremely Dissatisfied


IF YOU HAD TO DO IT AGAIN, HOW LIKELY WOULD YOU BE TO PURCHASE MAILSTATION?

[PIE CHART]

ALMOST 90% VERY/EXTREMELY
LIKELY TO PURCHASE MAILSTATION AGAIN


DO YOU INTEND TO RENEW OUR SERVICE CONTRACT FOR ANOTHER YEAR?

[PIE CHART]

90% of customers intend to renew
their service another year

* -Research conducted by Griggs Andersen 4/00


                                                                    [CIDCO LOGO]

                           Strong Customer Retention

                     Aug-99  Sep-99  Oct-99  Nov-99  Dec-99  Jan-00  Feb-00  Mar-00  Apr-00  May-00  Jun-00  Jul-00  Aug-00  Sep-00
Activations           331     713     1591    2829    6557    7644    8765   10540   11,865   14678   20199   26233   32679   41372
Total Subscribers     294     635     1462    2586    6082    6837    7796    9248    10393   13150   18109   23559   29250   36786

                                                                    [CIDCO LOGO]

                         Installed Base Target Research

Creating awareness + customer recommendation drives growth

Advertising                                 54
Word of Mouth                               26
Displays                                     6
Other                                       14

                                                                    [CIDCO LOGO]

                             Competitive Landscape
                              Home Consumer Market

                                   [GRAPHIC]

                                                                    [CIDCO LOGO]

                                Keys to Success

-       Unique positioning

        -       Device/Service/Content

-       Strong value proposition

        -       Affordable

        -       Convenient

        -       Portable

        -       Wireless

-       Established success

-       Proven infrastructure

-       Strong channel - >10,000 stores

-       Growing need for alternative internet access devices

                                                                    [CIDCO LOGO]

                                     CIDCO

                                    APPENDIX

                                                                    [CIDCO LOGO]

                                     Q & A

                                                                    [CIDCO LOGO]

                                     CIDCO
                          Balance Sheet (In Thousands)


                                                             Working Capital Impact
                                                          ---------------------------
                                            June 30,       Upon         Six Month
                                              2000        Closing     After Closing *
                                            --------      --------    ---------------
ASSETS
Current assets:
Cash, cash equivalents and Investments      $ 41,986      $  4,000       $ 18,983
Accounts receivable, net                      20,007            --        (15,000)
Inventories                                   15,390            --        (11,000)
Other current assets                           4,426            --             --
                                            --------      --------       --------
    Total current assets                      81,809         4,000         (7,017)
                                            --------      --------       --------

Property and equipment, net                    5,346        (1,483)            --
Other assets                                   2,925            --             --
                                            --------      --------       --------
                                              90,080      $  2,517         (7,017)
                                            ========      ========       ========

LIABILITIES AND
   STOCK HOLDERS' EQUITY
Current liabilities:
Accounts payable                            $  2,093      $              $ (1,000)
Accrued liabilities                           10,531            --       $ (2,500)
Inventory advance                                 --         3,517       $ (3,517)
                                            --------      --------       --------
   Total current liabilities                  12,624         3,517       $ (7,017)
                                            --------      --------       --------

Stockholders' equity                          77,456        (1,000)            --
                                            --------      --------       --------
                                            $ 90,080      $  2,517       $ (7,017)
                                            ========      ========       ========

*  Results will change based on balances at the close of the transaction

                                                                    [CIDCO LOGO]

                            Cidco Appliance Products

E-Mail                          Web Clipping                  Web Browsing
------                          ------------                  ------------
MAILSTATION 2000 CORDLESS     FRISBEE CORDLESS
[GRAPHIC]                        [GRAPHIC]

MAILSTATION 2000                  FRISBEE
[GRAPHIC]                        [GRAPHIC]

MAILSTATION
[GRAPHIC]




                                                                    [CIDCO LOGO]

                           Mivo 100/Mivo 200 Features

-       MailStation (Mivo 100)

        -       E-Mail only

-       Mivo 200

        -       New industrial design

        -       Selected internet content

        -       Larger keyboard

        -       56K modem

-       Mivo 200 cordless

        -       Mivo 200 with cordless capabilities

                                                                    [CIDCO LOGO]

                               Mivo 300 Features

                                                                       [GRAPHIC]

-       Enhanced E-Mail

        -       Larger Messages (32K)

        -       Graphical Attachments (GIF, JPEG)

        -       Folders

-       Light Content Clipping

        -       Content "Channels" Delivered to User

        -       Complete HTML pages

        -       Drill down functionality

-       Enhanced Calendar and Address Book

        -       Enhanced User Interface

-       Improved Hardware

        -       Greyscale, Higher-Resolution Display

        -       2x Memory

                                                                    [CIDCO LOGO]

                           Mivo 300 Content Examples

Content Clipping
HTML-based content
Individualized content maintained at the server

                                   [GRAPHIC]

                                                                    [CIDCO LOGO]

                    Personalized Information Delivery System

Internet
"Suppliers"
[GRAPHIC]

Service
Infrastructure
[GRAPHIC]

                                                                    [CIDCO LOGO]

                           Internet Appliance Roadmap

                                   [GRAPHIC]

                                                                    [CIDCO LOGO]

                             Competitive Landscape
                                Consumer Market

E-Mail              Web Clipping             Web Browsing
------              ------------             ------------
Mivo 200              Mivo 300                  Web TV
[GRAPHIC]            [GRAPHIC]                 [GRAPHIC]

MailStation                                    i-opener
(Mivo 100)                                     [GRAPHIC]
[GRAPHIC]

eMail Post Box                                    ipaQ
[GRAPHIC]                                       [GRAPHIC]

Mailbug                                        Dot.Station
[GRAPHIC]                                       [GRAPHIC]



                                                                    [CIDCO LOGO]

                             Cumulative Activations


        3Q99    4Q99    1Q00    2Q00    3Q00    4Q00 (fcst)
        ----    ----    ----    ----    ----    -----------
East    858     6000    8500    17500   37000   107000

                                                                    [CIDCO LOGO]

                             Retail Stores On Line

                1st Qtr  2nd Qtr  3rd Qtr   4th Qtr
                -------  -------  -------   -------
GoodGuys           80       80       80        80
Staples             0      600     1000      1000
Comp USA            0      220      220       220
Office Depot        0        0     1000      1000
Best Buy            0        0      400       400
Radio Shack         0        0        0      5500
Kmart               0        0        0      2200
Target              0        0        0      1200
Office Max          0        0        0      1000
Independents        0        0        0       800

                                                                    [CIDCO LOGO]

                        Advertising Campaign - $9M in Q4

                                   [GRAPHIC]

                                                                    [CIDCO LOGO]